                                                                   Exhibit 23(a)

                   Consent of Independent Public Accountants

The Board of Directors
  Associated Banc-Corp:

We consent to the use of our reports included herein and to the reference of our firm under the "Experts" heading in the registration statement.


                                   /s/ KPMG Peat Marwick LLP


Chicago, Illinois
November 4, 1998

                                                                   Exhibit 23(a)

                   Consent of Independent Public Accountants

The Board of Directors
  Citizens Bankshares, Inc.:

We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in the prospectus.


                                   /s/ KPMG Peat Marwick LLP


Chicago, Illinois
November 4, 1998